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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 31, 2002

                          NEW ENGLAND BANCSHARES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

     United States                  0-49711                 04-3693643
------------------------            -------                 ----------
(State or other               (Commission File Number)      (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)



660 Enfield Street, Enfield, Connecticut              06082
----------------------------------------              -----
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:   (860) 253-5200
                                                      --------------

                                 Not Applicable
        -----------------------------------------------------------------
         (Former name or former address, if changed since last report.)




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ITEM 5.  OTHER EVENTS.
         -------------

      On October 31, 2002, New England Bancshares, Inc., the holding company for Enfield Federal Savings and Loan Association, announced its earnings for the quarter ended September 30, 2002 and the appointment of a new director.

      The press release is attached as Exhibit 99.1 and incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1  Press Release dated October 31, 2002.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    NEW ENGLAND BANCSHARES, INC.




Date: November 1, 2002          By: /s/ David J. O'Connor
                                        ----------------------------------------
                                        David J. O'Connor
                                        President and Chief Executive Officer